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                                                                    EXHIBIT 10.9

                             FIRSTMERIT CORPORATION

                    1994 STOCK OPTION AND INCENTIVE PLAN (SF)


         1. PLAN PURPOSE. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, officers and employees of the Corporation and its Affiliates. It is intended that designated Options granted pursuant to the provisions of this Plan to persons employed by the Corporation or its Affiliates will qualify as Incentive Stock Options. Options granted to persons who are not employees will be Non-Qualified Stock Options.

         2. DEFINITIONS. The following definitions are applicable to the Plan:

            "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and
(f), respectively, of the Code.

            "Bank" - means FirstMerit Corporation.

            "Award" - means the grant of an Incentive Stock Option, a Non-Qualified Stock Option, or of Restricted Stock, or any combination thereof, as provided in the Plan.

            "Code" - means the Internal Revenue Code of 1986, as amended.

            "Committee" - means the Committee referred to in Section 3 hereof.

            "Continuous Service" - means the absence of any interruption or termination of service as a director, advisory director, officer or employee of the Corporation or an Affiliate, except that when used with respect to persons granted an Incentive Option means the absence of any interruption or termination of service as an employee of the Corporation or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations of the Corporation or between the Corporation, its parent, its subsidiaries or its successor. With respect to any advisory director, continuous service shall mean availability to perform such functions as may be required of the Bank's advisory directors.

            "Corporation" - means FirstMerit Corporation, an Ohio corporation.



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            "Disinterested Person" - means any member of the Board of Directors of the Corporation who within the prior year has not been, and is not being, granted any awards related to the Shares under this Plan or any other plan of the Corporation or any of its Affiliates except for awards which (i) are calculated in accordance with a formula as contemplated in paragraph (c)(ii) of Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934; (ii) result from participation in an ongoing securities acquisition plan meeting the conditions of paragraph (d)(2) of Rule 16b-3; or, (iii) arise from an election by a director to receive all or part of his board fees in securities. No recipient of a stock award granted pursuant to Section 21 hereof shall be deemed not to be a Disinterested Person solely by reason of such grant.

            "Employee" - means any person, including an officer or director, who is employed by the Corporation or any Affiliate.

            "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

            "Exercise Price" - means (i) in the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option and (ii) in the case of a Right, the price per Share (other than the Market Value per Share on the date of exercise and the Offer Price per Share as defined in Section 10 hereof) which, upon grant, the Committee determines shall be utilized in calculating the aggregate value which a Participant shall be entitled to receive pursuant to Sections 9, 10 or 13 hereof upon exercise of such Right.

            "FirstMerit" - means FirstMerit Corporation, an Ohio corporation.

            "Incentive Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422 of the Code.

            "Market Value" - means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for the New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or, if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the National Association of Securities Dealers, Inc., Automated Quotations System, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

            "Non-Qualified Stock Option" - means an option to purchase Shares granted by the

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Committee pursuant to Section 6 hereof, which option is not intended to qualify under Section 422(b) of the Code.

            "Option" - means an Incentive Stock Option or a Non-Qualified Stock Option.

            "Participant" - means any officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award and any director or advisory director of the Corporation who is granted an Award pursuant to Section 21 hereof.

            "Plan" - means the FirstMerit Corporation 1994 Stock Option and Incentive Plan (SF).

            "Restricted Period" - means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under
Section 9 hereof with respect to Restricted Stock awarded under the Plan.

            "Restricted Stock" - means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in Section 9 hereof, so long as such restrictions are in effect.

            "Right" - means a Limited Stock Appreciation Right or a Stock Appreciation Right.

            "Shares" - means the shares of common stock of the Corporation.

            "Senior Officer" - means the Corporation's president, principal financial officer, or principal accounting officer, any vice president of the Corporation in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Corporation. Officers of the Corporation's Affiliates shall be deemed Senior Officers of the Corporation if they perform such policy-making functions for the Corporation.

            "Ten Percent Beneficial Owner" - means the beneficial owner of more than ten percent of any class of the Corporation's equity securities registered pursuant to Section 10 of the Securities Exchange Act of 1934.

         3. ADMINISTRATION. The Plan shall be administered by a Committee consisting of two or more members, each of whom shall be a Disinterested Person and each of whom shall be an "outside director," as set forth in Section 162(m) of the Code and defined in the regulations promulgated thereunder. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall

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be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan. The Committee may maintain, and update from time to time as appropriate, a list designating selected directors as Disinterested Persons. The purpose of such list shall be to evidence the status of such individuals as Disinterested Persons, and the Board of Directors may appoint to the Committee any individual actually qualifying as a Disinterested Person, regardless of whether identified as such on said list.

         A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

         4. PARTICIPATION IN COMMITTEE AWARDS. The Committee may select from time to time Participants in the Plan from those directors, officers and employees (other than Disinterested Persons), of the Corporation or its Affiliates who, in the opinion of the Committee, have the capacity for contributing to the successful performance of the Corporation or its Affiliates.

         5. SHARES SUBJECT TO PLAN. Subject to adjustment by the operation of
Section 10 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 10% of the total Shares issued in the Bank's conversion to the capital stock form. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option which terminates or with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred.

         6. GENERAL TERMS AND CONDITIONS OF OPTIONS. The Committee shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option, which shall not be less than the Market Value per Share at the date of grant of such Option, (ii) the number of Shares subject to, and the expiration date of, any Option, which expiration date shall not exceed ten years from the date of grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option, and (iv) the restrictions, if any, to be placed upon such Option or upon Shares which may be issued upon exercise of such Option. The Committee may, as a condition of granting any Option, require that a Participant agree not to thereafter exercise one or more Options previously granted to such Participant. Notwithstanding the foregoing, no individual shall be granted Awards in any calendar year with respect to more than 25% of the total shares subject to the Plan.

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         7. EXERCISE OF OPTIONS.

            (a) Except as provided herein, an Option granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option was granted only by such Participant and, except as provided in paragraphs (c) and (d) of this Section 7, no such Option may be exercised unless at the time such Participant exercises such Option, such Participant has maintained Continuous Service since the date of grant of such Option.

            (b) To exercise an Option under the Plan, the Participant to whom such Option was granted shall give written notice to the Corporation in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option) together with full payment of the Exercise Price. The date of exercise shall be the date on which such notice is received by the Corporation. Payment, if any is required, shall be made either
(i) in cash (including check, bank draft or money order) or (ii) if permitted by the Committee, by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

            (c) If a Participant to whom an Option was granted shall cease to maintain Continuous Service for any reason (including total or partial disability and normal or early retirement, but excluding death and termination of employment by the Corporation or any Affiliate for cause), such Participant may, but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option, exercise such Option to the extent that such Participant was entitled to exercise such Option at the date of such cessation, provided, however, that such right of exercise after cessation of Continuous Service shall not be available to a Participant if the Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option. If the Continuous Service of a Participant to whom an Option was granted by the Corporation is terminated for cause, all rights under any Option of such Participant shall expire immediately upon the giving to the Participant of notice of such termination.

            (d) In the event of the death of a Participant while in the Continuous Service of the Corporation or an Affiliate or within the three month period referred to in paragraph (c) of this Section 7, the person to whom any Option held by the Participant at the time of his death is transferred by will or the laws of descent and distribution, or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title 1 of ERISA or the rules thereunder may, but only to the extent such Participant was entitled to exercise such Option immediately prior to his death, exercise such Option at any time within a period of one year succeeding the date of death of such Participant, but in no event later than ten years from the date of grant of such Option. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Right shall have theretofore

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been granted to the Participant or whether the person entitled to exercise such
Related Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred by will or by the laws of descent and distribution, or in the case of an Option other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

         8. INCENTIVE STOCK OPTIONS. Incentive Stock Options may be granted only to Participants who are Employees. Any provision of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option shall be granted more than ten years from the date the Plan is adopted by the Board of Directors of the Corporation and no Incentive Stock Option shall be exercisable more than ten years from the date such Incentive Stock Option is granted, (ii) the Exercise Price of any Incentive Stock Option shall not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (iii) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution, and shall be exercisable during such Participant's lifetime only by such Participant, (iv) no Incentive Stock Option shall be granted to any individual who, at the time such Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Affiliate unless the Exercise Price of such Incentive Stock Option is at least 110 percent of the Market Value per Share at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted, and (v) the aggregate Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

         9. TERMS AND CONDITIONS OF RESTRICTED STOCK. The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock and, in addition to the terms and conditions contained in paragraphs (a) through (f) of this Section 9, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 9.

            (a) At the time of an award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period of not less than six months during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 9, the Shares awarded as Restricted Stock shall vest. Subject to any such other terms and conditions as the Committee shall provide, shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs (c), (d) and (e) of this
Section 9 and Section 10 hereof, the Participant as owner of such shares shall have all the

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rights of a stockholder, including but not limited to the right to receive all dividends paid on such shares and the right to vote such shares. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any shares of Restricted Stock prior to the expiration of the Restricted Period with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

            (b) Except as provided in Section 12 hereof, if a Participant ceases to maintain Continuous Service for any reason (other than death or total or partial disability) unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 9 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. Unless the Committee shall have provided in the agreement referred to in paragraph (d) of this Section 9 for a ratable lapse of restrictions with respect to an award of shares of Restricted Stock during the Restricted Period, if a Participant ceases to maintain Continuous Service by reason of death or total or partial disability, such portion of such shares of Restricted Stock awarded to such Participant which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 9 as shall be equal to the portion of the Restricted Period with respect to such shares which shall have elapsed at the time of such termination of Continuous Service shall be free of restrictions and shall not be forfeited.

            (c) Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the FirstMerit Corporation 1994 Stock Option and Incentive Plan (SF) and an Agreement entered into between the registered owner and FirstMerit Corporation. Copies of such Plan and Agreement are on file in the offices of the Secretary of FirstMerit Corporation, III Cascade Plaza, Akron, Ohio 44308.

            (d) At the time of an award of shares of Restricted Stock, the Participant shall enter into an Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the award and such other matters as the Committee shall in its sole discretion determine.


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            (e) At the time of an award of shares of Restricted Stock, the
Committee may, in its discretion, determine that the payment to the Participant of dividends declared or paid on such shares, or specified portion thereof, by the Corporation shall be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed under paragraph (a) of this Section 9 or (ii) the forfeiture of such shares under paragraph (b) of this Section 9, and shall be held by the Corporation for the account of the Participant until such time. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon as aforesaid, shall be made upon the earlier to occur of the events specified in
(i) and (ii) of the immediately preceding sentence.

            (f) At the expiration or lapse of the restrictions imposed by paragraph (a) of this Section 9, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 9 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 9 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph (a) of this Section 9.

         10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 9 hereof.

         11. EFFECT OF MERGER. In the event of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof) pursuant to a plan or agreement the terms of which are binding upon all stockholders of the Corporation (except to the extent that dissenting stockholders may be entitled, under statutory provisions or provisions contained in the certificate of incorporation, to receive the appraised or fair value of their holdings), any Participant to whom an Option has been granted at least 6 months prior to such event shall have the right (subject to the provisions of the Plan and any limitation applicable to such Option), thereafter and during the term of each such Option, to receive upon exercise of any such Option an

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amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the Exercise Price of such Right or Option, multiplied by the number of Shares with respect to which such Option shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee. Unless the Committee shall have provided otherwise in the agreement referred to in paragraph (d) of Section 9 hereof, in the event of any such merger, consolidation or combination any Restricted Period shall lapse with respect to Shares of Restricted Stock awarded at least six months prior to such event, all such Shares shall be fully vested in the Participants to whom such Shares were awarded, and the holders of such Shares shall be eligible to receive in respect thereof the full amount receivable per Share in such merger, consolidation or combination.

         12. EFFECT OF CHANGE IN CONTROL. Each of the events specified in the following clauses (i) through (iii) of this Section 12 shall be deemed a "change of control": (i) any third person, including a "group" as defined in Section 11(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Corporation may be cast, (ii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board of Directors of the Corporation or (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly owned entity or for a sale or other disposition of all or substantially all the assets of the Corporation; provided, however, that the occurrence of any such events shall not be deemed a "change in control" if, prior to such occurrence, a resolution specifically approving such occurrence shall have been adopted by at least a majority of the Board of Directors of the Corporation. If the Continuous Service of any Participant of the Corporation or any Affiliate is involuntarily terminated for whatever reason, at any time within eighteen months after a change in control, unless the Committee shall have otherwise provided in the agreement referred to in paragraph (d) of Section 9 hereof, any Restricted Period with respect to Restricted Stock theretofore awarded to such Participant shall lapse upon such termination and all Shares awarded as Restricted Stock shall become fully vested in the Participant to whom such Shares were awarded. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if the event specified in clause (iii) above shall occur, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option or Stock Appreciation Right, all Options and Stock Appreciation Rights theretofore granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable for a period of sixty days following such date, after which they shall revert to being exercisable in accordance with their terms; provided, however, that no Option or Stock Appreciation Right shall be exercisable by a director, Senior Officer or Ten Percent Beneficial Owner of the Corporation within six months of the date of grant of such Option or Stock Appreciation Right and no Option or Stock Appreciation Right which has previously been exercised

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or otherwise terminated shall become exercisable.




         13. ASSIGNMENTS AND TRANSFERS. No Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution or in the case of Awards other than Incentive Stock Options pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder.

         14. EMPLOYEE RIGHTS UNDER THE PLAN. No director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

         15. DELIVERY AND REGISTRATION OF STOCK. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

         This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Any provision of the Plan which is inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

         16. WITHHOLDING TAX. Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Corporation shall retain a sufficient number of shares held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments.

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         The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares.

         17. AMENDMENT OR TERMINATION. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 10 hereof) no amendment shall be made without approval of the stockholders of the Corporation which shall (i) materially increase the aggregate number of Shares with respect to which Awards may be made under the Plan, (ii) materially increase the aggregate number of Shares which may be subject to Awards to Participants who are not Employees or (iii) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

         18. EFFECTIVE DATE AND TERM OF PLAN. The Plan became effective upon its approval by the stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 17 hereof.

         19. INITIAL GRANT. By, and simultaneously with, the approval of the Plan by the stockholders of the Corporation, each member of the Board of Directors of the Corporation at the time of the Bank's conversion to stock form, who was not an Employee, was granted a ten year, Non-Qualified Stock Option to purchase a number of shares equal to .50% of the shares issued in the conversion at an Exercise Price per share equal to the Market Value on the date of the grant. All options shall vest ratably over a five year period, beginning one year from the date of stockholder approval.

         [THE FOLLOWING PROVISION WAS TERMINATED AT THE EFFECTIVE TIME OF THE MERGER BETWEEN FIRSTMERIT CORPORATION AND SECURITY FIRST CORP.] In addition, each non-employee director of the Corporation elected after the completion of the Bank's conversion to stock form is hereby granted as of the date he or she is elected and qualified ("election date") a ten year Non-Qualified Stock Option to Purchase a number of shares equal to .50% of the shares issued in the conversion at the applicable Market Value on the election date. Each such Option shall be evidenced by a Non- Qualified Stock Option Agreement in a form approved by the Board of Directors and shall be subject in all respects to the terms and conditions of this Plan, which are controlling.

         All options granted pursuant to this Section 19 shall be rounded down to the nearest whole share to the extent necessary to ensure that no options to purchase stock representing fractional shares are granted.

         Notwithstanding anything else in this Plan to the contrary, to the extent that the Plan

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


provides for formula awards, as defined in Rule 16b-3(c)(2)(ii) under the Securities Exchange Act of 1934, such provisions may not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.



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